                                                                    EXHIBIT 10.4



                                October 31, 1996



To each of the Parties Listed
on attached Schedule I


       Re:    Apache Corporation Global Credit Facility Indemnity Agreement

Ladies and Gentlemen:

       Reference is hereby made to (i) that certain Intercreditor Agreement of even date herewith, in the form attached hereto as Exhibit "A" unless the parties hereto otherwise agree (the "Intercreditor Agreement"), among the various commercial lending institutions (the "U.S. Lenders") as are or may become parties to that certain Fourth Amended and Restated Credit Agreement of even date herewith among the U.S. Borrower (as herein defined), the U.S. Lenders, the Global Administrative Agent (as herein defined), the U.S. Co-Agent (as herein defined) and the Arrangers therein named (the "Arrangers") (as it may be amended, supplemented, restated or otherwise modified and in effect from time to time, the "U.S. Credit Agreement"), the various commercial lending institutions (the "Australian Lenders") as are or may become parties to that certain Credit Agreement of even date herewith among the Australian Borrower (as herein defined), the Australian Lenders, the Global Administrative Agent, the Australian Administrative Agent (as herein defined) and the Arrangers (as it may be amended, supplemented, restated or otherwise modified and in effect from time to time, the "Australian Credit Agreement"), the various commercial lending institutions (the "Canadian Lenders", and together with the U.S. Lenders and the Australian Lenders, the "Lenders") as are or may become parties to that certain Credit Agreement of even date herewith among the Canadian Borrower (as herein defined), the Canadian Lenders, the Global Administrative Agent, the Canadian Administrative Agent (as herein defined) and the Arrangers (as it may be amended, supplemented, restated or otherwise modified and in effect from time to time, the "Canadian Credit Agreement"), The First National Bank of Chicago, as Global Administrative Agent (the "Global Administrative Agent"), The Chase Manhattan Bank, as Co-Agent under the U.S. Credit Agreement (the "U.S. Co-Agent"), Chase Securities Australia Limited (ACN 002 888 011), as the Administrative Agent for the Australian Lenders (the "Australian Administrative Agent"), Bank of Montreal, as the Administrative Agent for the Canadian Lenders (the "Canadian Administrative Agent" and together with the Global Administrative Agent and the Australian Administrative Agent, the "Administrative Agents"), First Chicago Capital Markets, Inc., as Arranger, and Chase Securities Inc., as Arranger; (ii) that certain Fourth Amended and Restated Credit Agreement of even date herewith among Apache Corporation (the "U.S. Borrower"), the U.S. Lenders, the Global Administrative Agent, the U.S. Co-Agent and the Arrangers; (iii) that certain Credit Agreement of even date herewith among Apache Energy Limited (ACN 009 301

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 2



964) and Apache Oil Australia Pty. Limited (ACN 050 611 688) (collectively, the "Australian Borrower"), the Australian Lenders, the Global Administrative Agent, the Australian Administrative Agent and the Arrangers; (iv) that certain Credit Agreement of even date herewith among Apache Canada Ltd. (the "Canadian Borrower", and together with the U.S. Borrower and the Australian Borrower, the "Borrowers"), the Canadian Lenders, the Global Administrative Agent, the Canadian Administrative Agent and the Arrangers, as each may be amended, supplemented, restated or otherwise modified and in effect from time to time. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

       The U.S. Borrower consents to the terms and provisions of this letter agreement (this "Indemnity Agreement") and the Intercreditor Agreement, including, without limitation, the terms and provisions regarding the disclosure of information, the sharing of payments, and the purchase and sale of participations in the Credit Agreements, consents to all actions required of any Administrative Agent or Lender pursuant to the terms and conditions of the Intercreditor Agreement, and agrees to take all actions necessary to give effect to the terms and provisions of this Indemnity Agreement and the Intercreditor Agreement. The U.S. Borrower agrees that any amounts which are paid (or received by way of setoff, combination of accounts or similar arrangements) to cure any Debt Limit Excession shall be made by the U.S. Borrower to the U.S. Lenders, by the Australian Borrower to the Australian Lenders and by the Canadian Borrower to the Canadian Lenders in accordance with their respective Sharing Percentages as determined by the Administrative Agents in accordance with the terms of the Intercreditor Agreement. It is the intention of the parties hereto that, except as otherwise set forth in this Indemnity Agreement, under no circumstances will any Borrower be required to pay any principal amount under the Global Loan Documents in excess of outstanding Obligations with respect to its Credit Agreement and any guaranty executed by the Borrower plus any interest, fees and other amounts as set forth in this Indemnity Letter and any other Global Loan Document.

       If after any amount is paid under Section 3.3(c) of the Intercreditor Agreement a Borrower or any trustee, liquidator, receiver or receiver-manager or Person with analogous powers (collectively the "Reimbursed Borrower") recovers any amount from any Lenders ("Disgorging Lenders") in respect of any amount theretofore used to reduce outstanding Obligations under any Credit Agreement or to purchase or repurchase participation interests from the other Lenders, then the amount so recovered (including any interest paid by the Lenders) shall be treated for all purposes: (i) as between the relevant Reimbursed Borrower and the Disgorging Lenders, and (ii) as between the Disgorging Lenders and the other Lenders (the "Non-Disgorging Lenders"), to be outstanding as U.S. Credit Outstandings, Canadian Credit

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 3



Outstandings or Australian Credit Outstandings, as applicable, in which case the Reallocable Payment Proportions shall thereupon be adjusted and, notwithstanding the fact that no reallocable payment is received, Section 3.3(c) of the Intercreditor Agreement again applied in order that the Reallocable Payment Proportions equal the applicable Target Sharing Percentages.

       To the extent the application of the provisions of this Indemnity Agreement or the Intercreditor Agreement give rise to any liability for any tax payments (other than income tax and franchise tax payments) in connection with any payments made by the U.S. Borrower, the Australian Borrower, the Canadian Borrower, any Administrative Agent, the Co-Agent, any Arranger, or any Lender or any other party to any Credit Agreement, then (notwithstanding any provisions to the contrary set forth in the Credit Agreements), the U.S. Borrower agrees that the Borrowers, including the U.S. Borrower, jointly and severally, shall indemnify each Lender, Administrative Agent, Co-Agent and Arranger (the "Loan Parties") and shall hold each Loan Party free and harmless from and against any such liability; provided, however, that each Loan Party (if so requested by a Borrower under a Credit Agreement through the appropriate Administrative Agent) will use good faith efforts to accommodate any reasonable request by such Borrower in order to avoid the need for, or reduce the amount of, such compensation so long as the request will not, in the sole opinion of the applicable Loan Party, be disadvantageous to such Loan Party.

       The U.S. Borrower agree to reimburse each Loan Party for any reasonable costs and out-of-pocket expenses (including fees and expenses of consultants and attorneys' fees (on a solicitor and his own client basis with respect to the Canadian Loan Documents) for such Loan Party) paid or incurred by such Loan Party in connection with the preparation, review, execution, delivery, amendment, modification and administration of the Global Loan Documents, including, without limitation, this Indemnity Agreement and the Intercreditor Agreement. The U.S. Borrower agrees to reimburse each Loan Party for any reasonable costs and out-of-pocket expenses (including attorneys' fees (on a solicitor and his own client basis with respect to the Canadian Loan Documents) for the Loan Parties) paid or incurred by any Loan Party in connection with the collection and enforcement of the Global Loan Documents, including this Indemnity Agreement and the Intercreditor Agreement.

       The U.S. Borrower hereby indemnifies, exonerates and holds each Loan Party, and their respective directors, agents, officers and employees ("Indemnified Persons") free and harmless from and against any and all losses, claims, damages, penalties, judgments, liabilities, actions, suits, costs and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not any Loan Party or any Indemnified Person is a party thereto and all

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 4



other attorneys' fees (on a solicitor and his own client basis with respect to the Canadian Loan Documents) and disbursements) ("Claims") which any of them may pay or incur as a result of, arising out of, or relating to, this Indemnity Agreement, the Intercreditor Agreement, the other Global Loan Documents or the transactions contemplated hereby or thereby (the "Indemnified Liabilities"), except to the extent that a final order of a court of competent jurisdiction finds that such Indemnified Liability arises solely from such Indemnified Person's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the U.S. Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The U.S. Borrower shall be obligated to indemnify the Indemnified Persons for all Claims regardless of whether the U.S. Borrower had knowledge of the facts and circumstances giving rise to such Claims.

       Nothing contained in this agreement shall be construed in a manner which would deem any party to this Indemnity Agreement, the Intercreditor Agreement or any other Global Loan Document (under state law or for tax purposes) to be acting in partnership with any other party. The obligations of the U.S. Borrower under this Indemnity Agreement and the Intercreditor Agreement shall survive the termination of this Indemnity Agreement, the Intercreditor Agreement or any other Global Loan Document or any non-assumption of this Indemnity Agreement, the Intercreditor Agreement or any other Global Loan Document in a bankruptcy or similar proceeding.

       This Indemnity Agreement may be executed in any number of counterparts and by different parties on separate counterparts, and all such counterparts shall together constitute but one and the same agreement.

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 5




       THIS INDEMNITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. This Indemnity Agreement constitutes the entire understanding of the parties hereto with the U.S. Borrower with respect to the Intercreditor Agreement and this Indemnity Agreement and supersedes any prior agreements, written or oral, with respect thereto.


                                           Very truly yours,

                                           Apache Corporation, as U.S. Borrower


                                           By: /s/ Apache Corporation
                                              --------------------------------
                                           Name:  Matthew W. Dundrea
                                           Title: Treasurer

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 6




AGREED AND CONSENTED TO BY:


THE FIRST NATIONAL BANK OF CHICAGO,
as Global Administrative Agent and on behalf of the U.S. Lenders under the U.S. Credit Agreement


By: /s/ THE FIRST NATIONAL BANK OF CHICAGO
   ---------------------------------------
Name:  W. Walter Green
Title: Attorney-in-fact for
       The First National Bank of Chicago

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 7




AGREED AND CONSENTED TO BY:


THE CHASE MANHATTAN BANK, as U.S. Co-Agent


By: /s/ THE CHASE MANHATTAN BANK
   -----------------------------------
Name:
Title:

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 8




AGREED AND CONSENTED TO BY:


CHASE SECURITIES AUSTRALIA LIMITED (ACN 002 888 011), as
 Australian Administrative Agent and on behalf of the Australian Lenders under the Australian Credit Agreement


SIGNED on behalf of         )
CHASE SECURITIES            )
AUSTRALIA LIMITED           )
by its attorney in the      )
presence of:                )           /s/ CHASE SECURITIES AUSTRALIA LIMITED
                                        --------------------------------------
                                        Attorney

                                         Lori Vetters
------------------------------          -----------------------------------
Witness                                 Print Name

 Christopher Click
------------------------------
Print Name

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 9




AGREED AND CONSENTED TO BY:


BANK OF MONTREAL, as Canadian
 Administrative Agent and on behalf of
 the Canadian Lenders under the Canadian Credit Agreement


By: /s/ BANK OF MONTREAL
   -----------------------------------
Name:
Title:

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 10




AGREED AND CONSENTED TO BY:


FIRST CHICAGO CAPITAL MARKETS,
 INC., as Arranger


By: /s/ FIRST CHICAGO CAPITAL MARKETS, INC.
    ---------------------------------------
Name:
Title:

To each of the Parties Listed
on attached Schedule I
October 31, 1996
Page 11




AGREED AND CONSENTED TO BY:


CHASE SECURITIES INC., as Arranger


By: /s/ CHASE SECURITIES INC.
   -----------------------------------
Name:  Tod Benton
Title: Managing Director

                                   SCHEDULE I


The First National Bank of Chicago,
  as Global Administrative Agent

The Chase Manhattan Bank, as U.S. Co-Agent

Chase Securities Australia Limited, as
 Australian Administrative Agent

Bank of Montreal, as Canadian
 Administrative Agent

First Chicago Capital Markets, Inc., as Arranger

Chase Securities Inc., as Arranger

The U.S. Lenders party to the Fourth Amended and Restated Credit Agreement

The Australian Lenders party to the Australian Credit Agreement

The Canadian Lenders party to the Canadian Credit Agreement

c/o The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670

================================================================================



                            INTERCREDITOR AGREEMENT

                                     among

   THE LENDERS UNDER THE U.S. CREDIT AGREEMENT, THE CANADIAN CREDIT AGREEMENT
                      AND THE AUSTRALIAN CREDIT AGREEMENT,

                      THE FIRST NATIONAL BANK OF CHICAGO,
                        as Global Administrative Agent,

                           THE CHASE MANHATTAN BANK,
                  as Co-Agent under the U.S. Credit Agreement,

                      CHASE SECURITIES AUSTRALIA LIMITED,
                      as Australian Administrative Agent,

                               BANK OF MONTREAL,
                       as Canadian Administrative Agent,

                      FIRST CHICAGO CAPITAL MARKETS, INC.,
                                  as Arranger,

                                      and

                             CHASE SECURITIES INC.,
                                  as Arranger


                          Dated as of October 31, 1996



================================================================================

                            INTERCREDITOR AGREEMENT


       THIS INTERCREDITOR AGREEMENT, dated as of October 31, 1996, is among the various commercial lending institutions (the "U.S. Lenders") as are or may become parties to the U.S. Credit Agreement (as herein defined), the various commercial lending institutions (the "Canadian Lenders") as are or may become parties to the Canadian Credit Agreement (as herein defined), the various commercial lending institutions (the "Australian Lenders") as are or may become parties to the Australian Credit Agreement (as herein defined), THE FIRST NATIONAL BANK OF CHICAGO, as Global Administrative Agent (the "Global Administrative Agent"), THE CHASE MANHATTAN BANK, as Co-Agent under the U.S. Credit Agreement (the "U.S. Co-Agent"), CHASE SECURITIES AUSTRALIA LIMITED (ACN 002 888 011), as the Australian Administrative Agent for the Australian Lenders (the "Australian Administrative Agent"), BANK OF MONTREAL, as the Canadian Administrative Agent for the Canadian Lenders (the "Canadian Administrative Agent" and together with the Global Administrative Agent and the Australian Administrative Agent, the "Administrative Agents"), FIRST CHICAGO CAPITAL MARKETS, INC., as Arranger, and CHASE SECURITIES INC., as Arranger.


                                    RECITALS

       A. The U.S Lenders, the Canadian Lenders and the Australian Lenders agree that the Lenders (as herein defined) will rank pari passu with one another with respect to certain payments or recoveries and that certain matters relating to the administration of the U.S. Credit Agreement, the Canadian Credit Agreement or the Australian Credit Agreement (together, the "Credit Agreements") will be made based upon the Combined Commitments (as herein defined) of the Lenders.

       B. The pari passu sharing described above will be achieved in certain circumstances by requiring the U.S. Lenders, the Canadian Lenders or the Australian Lenders to purchase from the other Lenders participations in the Loans advanced under the other Credit Agreements.

       The parties hereto agree as follows:

                                   ARTICLE 1

                     DEFINITIONS AND TERMS OF CONSTRUCTION

       1.1 Certain Definitions. When used herein, and unless otherwise defined herein, terms and expressions defined in the U.S. Credit Agreement shall have those meanings unless they are also defined in a different manner in either the Australian Credit Agreement or the Canadian Credit Agreement (other than any difference arising solely from conforming changes, such as the substitution of "Parent" for "Company"), in which case the respective definitions set forth in the respective Credit Agreements shall apply in relation to that Credit Agreement as required by the context; terms defined in only one of the Credit Agreements shall have the meanings specified in such Credit Agreement; and the following additional terms (whether or not underscored) when used in this Intercreditor Agreement, including its preamble and recitals, shall, except as otherwise set forth in this Section or where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

       "Acceleration" means either (i) the termination of the Aggregate Commitments under a Credit Agreement by reason of its stated maturity date or
(ii) the acceleration (after the occurrence of a Default) of the due date for payment of the Obligations under a Credit Agreement automatically or by reason of a declaration or demand.

       "Administrative Agents" has the meaning set forth in the preamble hereto.

       "Agreement" means this Intercreditor Agreement, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

       "Apache Energy Limited" means Apache Energy Limited, a corporation organized under the laws of the State of Western Australia, Australia.

       "Apache Oil Australia" means Apache Oil Australia Pty. Limited, a corporation organized under the laws of the State of New South Wales, Australia.

       "Arrangers" has the meaning set forth in the U. S. Credit Agreement.

       "Australian Administrative Agent" has the meaning set forth in the preamble hereto.

       "Australian Borrowers" means Apache Energy Limited and Apache Oil Australia.

       "Australian Commitments" has the meaning of the term "Aggregate Commitment" as defined in the Australian Credit Agreement.

       "Australian Credit Agreement" means that certain Credit Agreement of even date herewith among the Australian Borrowers, the Australian Lenders, the Global Administrative Agent, the Australian Administrative Agent and the Arrangers, as it may be amended, supplemented, restated or otherwise modified (as permitted hereunder) and in effect from time to time.

       "Australian Credit Outstandings" means, in respect of any Australian Lender, as at any date of determination thereof, the aggregate principal amount of Loans outstanding from such Australian Lender under the Australian Credit Agreement plus the aggregate amount of such

Lender's Commitment Percentage (under the Australian Credit Agreement) of any other liabilities, obligations or indebtedness, including, without limitation, accrued but unpaid interest and fees, of the Australian Borrowers or any other party to the Australian Loan Documents (other than any Lender or Agent) under the Australian Loan Documents.

       "Australian Lenders" has the meaning set forth in the preamble hereto.

       "Australian Loan Documents" has the meaning of the term "Loan Documents" as defined in the Australian Credit Agreement.

       "Borrower" means the U.S. Borrower, the Canadian Borrower or the Australian Borrowers.

       "Canadian Borrower" means Apache Canada Ltd., a corporation organized under the laws of the Province of Alberta, Canada.

       "Canadian Commitments" has the meaning of the term "Aggregate Commitment" as defined in the Canadian Credit Agreement.

       "Canadian Credit Agreement" means that certain Credit Agreement of even date herewith among the Canadian Borrower, the Canadian Lenders, the Global Administrative Agent, the Canadian Administrative Agent and the Arrangers, as it may be amended, supplemented, restated or otherwise modified (as permitted hereunder) and in effect from time to time.

       "Canadian Credit Outstandings" means, in respect of any Canadian Lender, as at any date of determination thereof, the aggregate principal amount of Loans outstanding from such Canadian Lender under the Canadian Credit Agreement plus the aggregate amount of such Lender's Commitment Percentage (under the Canadian Credit Agreement) of any other liabilities, obligations or indebtedness, including, without limitation, accrued but unpaid interest and fees, of the Canadian Borrower or any other party to the Canadian Loan Documents (other than any Lender or Agent) under the Canadian Loan Documents.

       "Canadian Lenders" has the meaning set forth in the preamble hereto.

       "Canadian Loan Documents" has the meaning of the term "Loan Documents" as defined in the Canadian Credit Agreement.

       "Co-Agent" has the meaning set forth in the preamble hereto.

       "Combined Commitments" means, at any time, the aggregate of the U.S. Commitments, the Canadian Commitments and the Australian Commitments at such time.

       "Combined Outstandings" means the aggregate of all U.S. Credit Outstandings, Canadian Credit Outstandings and all Australian Credit Outstandings.

       "Combined Required Lenders" means, at any time, Lenders having greater than 66-2/3% of the aggregate amount of the Combined Commitments at such time.

       "Combined Super Majority Lenders" means, at any time, Lenders having 75% of the aggregate amount of the Combined Commitments at such time.

       "Commitment Percentage" means, as to any Lender under any Credit Agreement, the percentage equivalent of a fraction the numerator of which is the amount of such Lender's Commitment under such Credit Agreement and the denominator of which is the aggregate amount of the Commitments of all Lenders under such Credit Agreement.

       "Credit Agreements" means the U.S. Credit Agreement, the Canadian Credit Agreement and the Australian Credit Agreement.

       "Debt Limit Excession" has the meaning of the term "Debt Limit Excession" as defined in the U.S. Credit Agreement.

       "Default" means a Default or Unmatured Default under (and as defined in) any of the Credit Agreements.

       "Downgrade Condition" has the meaning of the term "Downgrade Condition" as defined in the U.S. Credit Agreement.

       "Enforcing Party" has the meaning ascribed thereto in Section 2.6.

       "Global Administrative Agent" has the meaning set forth in the preamble hereto.

       "Guaranty" means any "Guaranty" (as defined in any Credit Agreement) delivered pursuant to such Credit Agreement, in each case as such guaranty may from time to time be amended, supplemented, restated, reaffirmed or otherwise modified.

       "Lenders" means the U.S. Lenders, the Canadian Lenders and the Australian Lenders.

       "Loan Documents" means the Australian Loan Documents, the Canadian Loan Documents and the U.S. Loan Documents.

       "Reallocable Payment" means any amount received by a Lender, after the applicable Sharing Date, in respect of a Credit Agreement by virtue of any payment or prepayment made by or for the account of a Borrower (including for greater certainty any payment made under a Guaranty of such Borrower's obligations and all amounts realized from the exercise of any foreclosure or similar rights) or by virtue of an exercise of any right of Set-Off.

       "Reallocable Payment Proportion" means, at any time:

       (a)    for the U.S. Lenders, a percentage determined by dividing:

              i. the aggregate of the U.S. Credit Outstandings at such time plus any amounts paid by the applicable U.S. Lenders pursuant to Section 3.3(c) plus any amounts distributed by the applicable U.S. Lenders to any Canadian Lenders or Australian Lenders as holders of participation interests in the U.S. Credit Outstandings to such time less any amounts received by the applicable U.S. Lenders pursuant to Section 3.3(c) less any amounts received by the applicable U.S. Lenders from either Canadian Lenders or Australian Lenders by virtue of the applicable U.S. Lenders' holding participation interests in either the Canadian Credit Outstandings or the Australian Credit Outstandings to such time, by

              ii.    the Combined Outstandings at such time;

       (b)    for the Canadian Lenders, a percentage obtained by dividing:

              i. the aggregate of the Canadian Credit Outstandings at such time plus any amounts paid by the applicable Canadian Lenders pursuant to Section 3.3(c) plus any amounts distributed by the applicable Canadian Lenders to any U.S. Lenders or Australian Lenders as holders of participation interests in the Canadian Credit Outstandings to such time less any amounts received by the applicable Canadian Lenders pursuant to Section 3.3(c) less any amounts received by the applicable Canadian Lenders from either U.S. Lenders or Australian Lenders by virtue of the applicable Canadian Lenders' holding participation interests in either the U.S. Credit Outstandings or the Australian Credit Outstandings to such time, by

              ii.    the Combined Outstandings at such time; and

       (c)    for the Australian Lenders, a percentage determined by dividing:

              i. the aggregate of the Australian Credit Outstandings at such time plus any amounts paid by the applicable Australian Lenders pursuant to Section 3.3(c) plus any amounts distributed by the applicable Australian Lenders to any U.S. Lenders or Canadian Lenders as holders of participation interests in the Australian Credit Outstandings to such time less any amounts received by the applicable Australian Lenders pursuant to Section 3.3(c) less any amounts received by the applicable Australian Lenders from either U.S. Lenders or Canadian Lenders by virtue of the applicable Australian Lenders' holding participation interests in either the U.S. Credit Outstandings or the Canadian Credit Outstandings to such time, by

              ii.    the Combined Outstandings at such time.

       "Set-Off" means the exercise of any right of set-off, combination of accounts, bankers' liens or similar mechanisms.

       "Sharing Date" means, as applicable from time to time, the first to occur of (i) the date on which any Acceleration has occurred or (ii) the date on which any Default arising under Section 12.2 of any of the Credit Agreements has occurred.

       "Sharing Percentage" means, at any time:

       (a) for the U.S. Lenders, the percentage determined by dividing the U.S. Credit Outstandings by the Combined Outstandings at such time; and

       (b) for the Canadian Lenders, the percentage determined by dividing the Canadian Credit Outstandings by the Combined Outstandings at such time; and

       (c) for the Australian Lenders, the percentage determined by dividing the Australian Credit Outstandings by the Combined Outstandings at such time.

       "Target Sharing Percentages" means the Sharing Percentages of the U.S. Lenders, the Canadian Lenders and the Australian Lenders determined as of the applicable Sharing Date. After a Sharing Date, Target Sharing Percentages of the Lenders shall be recalculated as of each January 1, April 1, June 1 and September 1 using the Combined Outstandings as of the applicable Sharing Date.

       "U.S. Borrower" means Apache Corporation, a corporation organized under the laws of the State of Delaware.

       "U.S. Commitments" has the meaning of the term "Aggregate Commitment" as defined in the U.S. Credit Agreement.

       "U.S. Credit Agreement" means that certain Fourth Amended and Restated Credit Agreement of even date herewith among the U.S. Borrower, the U.S. Lenders, the Global Administrative Agent, the Co-Agent and the Arrangers, as it may be amended, supplemented, restated or otherwise modified (as permitted hereunder) and in effect from time to time.

       "U.S. Credit Outstandings" means, in respect of any U.S. Lender, as at any date of determination thereof, the aggregate principal amount of Loans outstanding from such U.S. Lender under the U.S. Credit Agreement plus the aggregate amount of such Lender's Commitment Percentage (under the U.S. Credit Agreement) of any other liabilities, obligations or indebtedness, including, without limitation, accrued but unpaid interest and fees, of the applicable Borrower or any other party to the U.S. Loan Documents (other than any Lender or Agent) under the U.S. Loan Documents.

       "U.S. Lenders" has the meaning set forth in the preamble hereto.

       "U.S. Loan Documents" has the meaning of the term "Loan Documents" as defined in the U.S. Credit Agreement.

       1.2 Headings. Article and section headings of this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

       1.3 Agreement References. The term "this Agreement," "hereof," "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any amendments or supplements hereto. Unless otherwise stated, references herein to "Sections" are to Sections of this Agreement.

       1.4 Accounting and Financial Determination. Unless otherwise specified, all accounting terms used herein shall be interpreted, all accounting determinations and computations hereunder, and all financial statements required to be delivered hereunder, shall be prepared in accordance with, the Agreement Accounting Principles.


                                   ARTICLE 2

                          CO-OPERATIVE ADMINISTRATION

       2.1 Combined Voting. Notwithstanding anything to the contrary provided in the Australian Credit Agreement, Canadian Credit Agreement or the U.S. Credit Agreement:

       (a) no decision, determination, instruction, action, consent, waiver or amendment under any of the Credit Agreements which, by the terms of the applicable Credit Agreement, requires approval, agreement or consent by or from the "Required Lenders" (as such expression is used in the respective Credit Agreement), and no amendment of such requirement for such approval, agreement or consent by or from such "Required Lenders," shall be made, taken, implemented, given or effective unless, in addition to the required approval, agreement or consent by or from the Required Lenders under the applicable Credit Agreement, the same shall have been approved, agreed or consented to by the Combined Required Lenders;

       (b) no decision, determination, instruction, action, consent, waiver or amendment under any of the Credit Agreements which, by the terms of such Credit Agreement, requires approval, agreement or consent by or from all Lenders under such Credit Agreement shall be made, taken, implemented, given or effective unless, in addition to the required approval, agreement or consent by or from all Lenders under the applicable Credit Agreement, the same shall have been approved, agreed or consented to by the Combined Super Majority Lenders.

       2.2 Notices and Communications. The Administrative Agents shall without request, to the extent not delivered by the relevant Borrower, promptly provide to each other, for distribution to the Lenders under the applicable Credit Agreement, (i) copies of any material notices or other communications received from a Borrower and material information received or determinations made by any Borrower; (ii) each determination of the Global Borrowing Base;
(iii) any notice or other information concerning a redetermination or reduction of Commitments under a Credit Agreement; (iv) any notice or other information concerning a Debt Limit Excession or a Downgrade Condition; (v) all financial statements or other reports provided by any of the Borrowers; (vi) each Approved Engineers' Report or Company's Engineers' Report; (vii) each certificate delivered pursuant to Sections 9.1(a), (c) and (k) of any of the Credit Agreements; (viii) each notice delivered pursuant to Section 9.3 of any of the Credit Agreements; (ix) all calculations or material furnished by a Borrower or prepared by an Administrative Agent with respect to covenants contained in a Credit Agreement; (x) all payments received in respect of any of the Combined Obligations following a Default; and (xi) such other information in the possession of such Administrative Agent (including engineering, financial and non-financial information) as any of the Administrative Agents may from time to time reasonably request; provided that such Administrative Agent shall have no liability to the other Administrative Agents or any Lenders for the failure to deliver such information unless such failure is the result of the gross negligence or willful misconduct of such Administrative Agent.

       2.3 Notice Requirements. Without restricting the obligations of the Administrative Agents under Section 2.2, each Administrative Agent agrees with the other Administrative Agents that it will:

       (a) concurrently with the delivery thereof by it to a Borrower, deliver to the other Administrative Agents a copy of any written notice of any Default;

       (b) promptly after receipt thereof, deliver to the other Administrative Agents a copy of any notice or other information concerning a Debt Limit Excession or Downgrade Condition;

       (c) promptly after receipt thereof from a Borrower, deliver to the other Administrative Agents a copy of any written notice received from a Borrower under Section 9.3 of its Credit Agreement;

       (d) deliver to the other Administrative Agents prompt written notice of any declaration of Acceleration or determination that Acceleration has occurred under its Credit Agreement or that all or any portion of the Commitments under its Credit Agreement are terminated;

       (e) deliver to the other Administrative Agents prompt written notice of the commencement of any legal actions or proceedings taken by or on behalf of it against a Borrower by reason of or arising out of any Default; and

       (f) in the case of the U.S. Agent, deliver to the Canadian Agent and the Australian Agent prompt written notice of any determination or redetermination of the Global Borrowing Base (if any) under the U.S. Credit Agreement.

       2.4 Permitted Action by the Lenders. Notwithstanding any other provision of this Agreement, any Administrative Agent or (subject to the terms of the relevant Credit Agreement) any Lender may, without instruction from the Administrative Agent or Lenders under the other Credit Agreements (but in no event shall be required to), take action permitted by applicable law to preserve its rights, including, but not limited, to curing any default or alleged default under any contract entered into by the relevant Borrower, and paying any tax, fee or expense on behalf of the relevant Borrower.

       2.5 Co-operation. Each Administrative Agent (and, where applicable, the Lenders under the respective Credit Agreements) agrees with the other Administrative Agents (and, where applicable, the Lenders under the other Credit Agreements) that:

       (a) to the extent available, it will from time to time promptly provide such information in its possession to the other Administrative Agents as may be reasonably necessary to enable the other Administrative Agents to make any calculation referred to in or necessary to implement Article 3 hereof or otherwise reasonably required by the other Administrative Agents for any other purpose hereof;

       (b) to the extent reasonably possible and provided that an Administrative Agent shall not be required to breach any confidentiality agreement to which it is party or any applicable law, it will from time to time consult with the other Administrative Agents in good faith regarding the enforcement of its and each of the Lenders' rights and remedies under its Credit Agreement with a view to recovering amounts due under the Credit Agreements in an effective and cost-efficient manner;

       (c) if, after a Default, it gains access to a Borrower's property, assets, financial information or data bases pursuant to the exercise of its secured rights, it will provide reasonable access to the other Administrative Agents to the extent it may legally do so; and

       (d) each Lender will promptly notify the Administrative Agent under the Credit Agreement to which it is a party in writing of the receipt by such Lender of any Reallocable Payment and the applicable Administrative Agent will promptly notify the other Administrative Agents of such receipt.

       2.6 Enforcement. From and after any Acceleration, where reasonably practicable in the circumstances and in any event prior to the seeking of the appointment of a receiver or receiver-manager or filing a bankruptcy petition in respect of its Borrower, the Administrative Agent or Lender proposing to do so (the "Enforcing Party") agrees to meet via telephone with the Administrative Agents during reasonable business hours and to consult and cooperate with the Administrative Agents in good faith regarding the enforcement of its rights and each of its Lenders' rights with a view to recovering amounts due under the Credit Agreements in an efficient and cost-efficient manner.


                                   ARTICLE 3

                               PARI PASSU SHARING

       3.1 Overall Intent. It is the intention of the Lenders that, following the occurrence of any Debt Limit Excession or any Sharing Date, they shall share in any payments delivered by, or any amounts resulting from Set-Off against, the U.S. Borrower, the Canadian Borrower or the Australian Borrower to cure such Debt Limit Excession (until the Debt Limit Excession is cured or until a Sharing Date occurs), and after any Sharing Date in any Reallocable Payments received, pro rata to their respective proportions of the Combined Outstandings. It is the further intention of the Lenders that the pari passu sharing arrangements set forth in this Article 3 shall never require that any Lender purchase and continue to hold participations in an aggregate amount greater than such Lender's Aggregate Commitments under any applicable Credit Agreements.

       3.2 Payments to Cure Debt Limit Excession. Upon the occurrence of a Debt Limit Excession, the Administrative Agents shall determine the Sharing Percentages of the U.S. Lenders, the Canadian Lenders and the Australian Lenders at such time. The U.S. Borrower, the Canadian Borrower and the Australian Borrower agree that any amounts which are paid to cure such Debt Limit Excession shall be made by the U.S. Borrower to the U.S. Lenders, by the Canadian Borrower to the Canadian Lenders and by the Australian Borrower to the Australian Lenders in accordance with their respective Sharing Percentages as so determined. For purposes of this Section 3.2 and until the Debt Limit Excession is cured or a Sharing Date occurs, the Sharing Percentages of the Lenders shall be recalculated as of each January 1, April 1, June 1 and September 1 using the Combined Outstandings at the time of such Debt Limit Excession. If a Sharing Date occurs after a Debt Limit Excession, the provisions of Section 3.3 shall be applicable to any amount received by a Lender by way of a payment or Set-Off.

       3.3    Equalization Following the Occurrence of the Sharing Date.

       (a) As of a Sharing Date, the Target Sharing Percentages of the respective Lenders shall be determined.

       (b) Upon any receipt by any Administrative Agent or any Lender of any Reallocable Payments (after giving effect to application of such receipts), the Reallocable Payment Proportions of the U.S. Lenders, the Canadian Lenders and the Australian Lenders shall be determined.

       (c) If the Reallocable Payment Proportions of the U.S. Lenders, the Canadian Lenders and the Australian Lenders calculated pursuant to Section 3.3(b) above are not equal to their respective Target Sharing Percentages, then the Lenders whose Reallocable Payment Proportion is less than their Target Sharing Percentages shall first, repurchase participations previously sold by them to other Lenders pursuant to previous applications of this Section 3.3(c) (such participation interests to be allocated pro rata among the sellers and the purchasers in accordance with their respective Target Sharing Percentages) and then purchase participations in the U.S. Credit Outstandings, the Canadian Credit Outstandings or the Australian Credit Outstandings, as the case may be (such participation interests to be allocated pro rata among the sellers and the purchasers in accordance with their respective Target Sharing Percentages), in U.S. Dollars on a non-recourse basis so that, after such payment by the purchasing Lenders and receipt thereof by the selling Lenders, their respective Reallocable Payment Proportions shall equal their Target Sharing Percentages; provided, however, that, if after any amount is paid under this Section 3.3(c), a Borrower or any trustee, liquidator, receiver or receiver-manager or Person with analogous powers (collectively, the "Reimbursed Borrower") recovers any amount from any Lenders ("Disgorging Lenders") in respect of any amount theretofore used to reduce outstanding Obligations under any Credit Agreement or to purchase or repurchase participation interests from the other Lenders, then the amount so recovered (including any interest paid by the Lenders) shall be treated for all purposes:

              i. as between the relevant Reimbursed Borrower and the Disgorging Lenders; and

              ii. as between the Disgorging Lenders and the other Lenders, to be outstanding as U.S. Credit Outstandings, Canadian Credit Outstandings or Australian Credit Outstandings (as applicable), in which case the Reallocable Payment Proportions shall thereupon be adjusted and, notwithstanding the fact that no Reallocable Payment is received, this Section 3.3(c) again applied in order that the Reallocable Payment Proportions equal the applicable Target Sharing Percentages.

       (d) Notwithstanding anything contained in this Agreement or the Credit Agreements, the purchase of participations hereunder by any Lenders shall not constitute an acquisition by such Lenders of any beneficial interest in the applicable Credit Agreement or any amount owing thereunder but shall constitute risk sharing payments among the Lenders and the beneficial interest in such Credit Agreement and all Obligations owing under such Credit Agreement shall at all times remain due and payable to the Lenders under the applicable Credit Agreement.

       3.4 Information. From time to time following the occurrence of an Acceleration, each Lender shall promptly provide its Administrative Agent with all necessary information to enable the Administrative Agent to calculate U.S. Credit Outstandings, Canadian Credit Outstandings or Australian Credit Outstandings, Target Sharing Percentages and Reallocable Payment Proportions of the Lenders, including any payments received.

       3.5 Pro Rata Treatment. The arrangements contemplated by this Agreement shall apply notwithstanding the time of any Default or any Acceleration under a Credit Agreement or demand under a Guaranty; the date of advance of any funds; the date of appointment of any receiver or receiver-manager or bankruptcy trustee or of taking any other enforcement proceedings; the date of obtaining any judgment; any provision of applicable law or requirement of any governmental or public body or authority, or any subdivision thereof; any defense, claim or any right not provided under this Agreement; or the terms of any agreement between any Lender and/or a Borrower under any other document or instrument between or among such parties, whether or not bankruptcy, receivership or insolvency proceedings shall at any time have been commenced.


                                   ARTICLE 4

                               RIGHTS OF LENDERS

       4.1 Rights of Lenders. Subject to the terms of this Agreement, each Administrative Agent and Lender shall be entitled to:

       (a) deal with its Borrower and with others in connection with its Credit Agreement, give notices to and accept notices from its Borrower thereunder and administer its Credit Agreement in accordance with the terms thereof and of applicable law;

       (b) enforce the provisions of its Credit Agreement and Loan Documents referred to therein to which it is a party, including suing for enforcement of the representations, covenants and payment obligations therein contained, whether or not it accelerates the maturity of any payment obligations in accordance with the terms thereof and of applicable law;

       (c) demand repayment or accelerate the maturity of any payment obligation under the Credit Agreement to which it is a party in accordance with the terms thereof and of applicable law;

       (d) amend or otherwise modify the Credit Agreement to which it is a party, subject to the conditions, and in the manner, therein set forth, provided that the definition of "Global Borrowing Base" and all provisions and terms relating thereto which are set forth in such Credit Agreement may not be amended or otherwise modified without the written consent of the Combined Super Majority Banks; or

       (e) consent to any plan of arrangement or plan of reorganization involving its Borrower under any bankruptcy or insolvency law.


                                   ARTICLE 5

                                   ASSIGNMENT

       5.1 Assignees. No provision of this Agreement shall restrict in any manner the assignment, participation or other transfer by a Lender of all or part of its right, title or interest under its Credit Agreement; provided that, unless the assignee becomes a Lender for purposes of this Agreement in accordance with Article 17 of the Credit Agreements and agrees to comply with the terms and provisions of this Agreement, the assigning Lender shall remain responsible for performance of this Agreement with respect to the interest assigned, all as more fully set forth herein.


                                   ARTICLE 6

                                 MISCELLANEOUS

       6.1 No Partnership or Joint Venture. Nothing contained in this Agreement, and no action taken by the Administrative Agents or the Lenders (or any of them) pursuant hereto, is intended to constitute or shall be deemed to constitute the Administrative Agents or the Lenders (or any of them) a partnership, association, joint venture or other entity.

       6.2 Notices. All notices, requests and other communications to any party hereunder shall be delivered in accordance with the delivery instructions set forth in Article 18 of the applicable Credit Agreement.

       6.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Combined Super Majority Lenders; provided, however, that:

       (a) the provisions of Section 3 of this Agreement, definitions used in or relating to Section 3 of this Agreement and the provisions of this Section 6.3 may only be amended with the unanimous written consent of all of the Lenders;

       (b) the provisions hereof relating to "Combined Super Majority Banks" may only be amended with the unanimous written consent of the Combined Super Majority Lenders; and

       (c) the provisions hereof relating to the "Administrative Agents" may only be amended with the unanimous written consent of the Administrative Agents.

       6.4 Currency and Payment Matters. All payments hereunder shall be made in immediately available funds in United States Dollars. All payments to any Lender hereunder shall be made to it, to the extent practicable, in accordance with the provisions of the relevant Credit Agreement.

       6.5 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatories thereto and hereto were upon the same instrument. This Agreement shall become effective when (i) executed by each of the parties listed on the signature pages hereof and (ii) when all conditions precedent set forth in Section 7.1 of each Credit Agreement are satisfied.

       6.6 Benefits. This Agreement is solely for the benefit of and shall be binding upon the Lenders and their successors or assigns, and neither the Borrowers nor any other third party shall have any right, benefit, priority or interest under or by reason of this Agreement.

       6.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS (OTHER THAN THE CONFLICT OF LAW RULES) OF THE STATE OF ILLINOIS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS FOR PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT THAT MAY BE BROUGHT OR INSTITUTED AGAINST IT.

       6.8 Entire Agreement. This Agreement supersedes any conflicting provisions in any other agreement or instruments (other than the Loan Documents) to which any Lender or Administrative Agent is party, with respect to the rights, duties and obligations of such Lender or Administrative Agent to the other Lenders and Administrative Agents.

       6.9    Time of the Essence.  Time is of the essence of this Agreement.

       6.10 Exculpation. No Lender or Administrative Agent makes any representation or warranty, and no Lender or Administrative Agent and none of such Lender's or Administrative Agent's directors, officers, employees or agents shall (i) be responsible with respect to any recitals, representations or warranties, or for the execution, legality, validity, accuracy, sufficiency, genuineness, effectiveness or enforceability of this Agreement, any of the other Loan Documents or any other instrument or document executed or delivered hereunder or thereunder or in connection herewith or therewith, (ii) be under any duty to any other Lender or Administrative Agent to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by any party under any of the Loan Documents, or (iii) in any event be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. No Lender or Administrative Agent assumes any responsibility for the financial condition of any party to the Loan Documents, for the security value or existence of any of the Properties, or for the performance of any obligations of any party to the Loan Documents. No Lender or Administrative Agent shall incur any liability under or in respect of this Agreement, of any other Loan Document or any instrument or document delivered under or pursuant hereto or thereto by relying upon any oral, telephonic, telegraphic, electronic or written request or notice, consent, waiver, amendment, certificate, affidavit, letter, telegram, statement, paper, schedule, agreement, report, instrument or document believed by it to be genuine and signed or sent by the proper Person or Persons; provided, however, that the foregoing shall not amend or modify any requirement in any Loan Document that any notice under such Loan Document be in writing.

       6.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       6.12 Benefits of Article 15 of the Credit Agreements. Each of the Administrative Agents, the Co-Agent and the Arrangers shall be entitled to the benefits of Article XV of its Credit Agreement and also to the benefits of
Article XV of the other Credit Agreements as if it were a named party in such Article and party to such other Credit Agreement (provided that any payment under the indemnification provisions of Section 15.8 of any Credit Agreement relating to the collection of the Combined Obligations shall be shared by all Lenders as herein provided), in connection with the performance under this Agreement.

       6.13   No Oral Agreements

       THIS AGREEMENT AND ALL OTHER U.S. LOAN DOCUMENTS, CANADIAN LOAN DOCUMENTS AND AUSTRALIAN LOAN DOCUMENTS (AS DEFINED IN THE RESPECTIVE CREDIT AGREEMENTS) EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof by their respective officers thereunto duly authorized.



                                     THE FIRST NATIONAL BANK OF CHICAGO, as
                                     Global Administrative Agent


                                     By: /s/ THE FIRST NATIONAL BANK OF CHICAGO
                                        ----------------------------------------
                                     Name:   W. Walter Green
                                     Title:  Attorney-in-fact for The First
                                             National Bank of Chicago





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE CHASE MANHATTAN BANK, as Co-Agent under the U.S. Credit Agreement


                                     By: /s/ THE CHASE MANHATTAN BANK
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CHASE SECURITIES AUSTRALIA LIMITED (ACN 002
                                     888 011), as Administrative Agent under the
                                     Australian Credit Agreement

SIGNED on behalf of              )
CHASE SECURITIES AUSTRALIA       )
LIMITED                          )
by its attorney in the           )
presence of:                     )   /s/ CHASE SECURITIES AUSTRALIA LIMITED
                                     -------------------------------------------
                                     Attorney

                                      Lori Vetters
---------------------------------    -------------------------------------------
Witness                              Print Name

 Christopher Click
---------------------------------
Print Name





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     BANK OF MONTREAL, as Administrative Agent under the Canadian Credit Agreement


                                     By: /s/ BANK OF MONTREAL
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                   FIRST CHICAGO CAPITAL MARKETS, INC., as
                                   Arranger


                                   By: /s/ FIRST CHICAGO CAPITAL MARKETS, INC.
                                      ----------------------------------------
                                   Name:
                                   Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CHASE SECURITIES INC., as Arranger


                                     By: /s/ CHASE SECURITIES INC.
                                        ----------------------------------------
                                     Name:   Tod Benton
                                     Title:  Managing Director





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                 THE FIRST NATIONAL BANK OF CHICAGO, as a
                                 U.S. Lender


                                 By:  /s/ THE FIRST NATIONAL BANK OF CHICAGO
                                      --------------------------------------
                                 Name:   W. Walter Green
                                 Title:  Attorney-in-fact for The First
                                         National Bank of Chicago





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE CHASE MANHATTAN BANK, as a U.S. Lender


                                     By: /s/ THE CHASE MANHATTAN BANK
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     BANK OF MONTREAL, as a U.S. Lender


                                     By: /s/ BANK OF MONTREAL
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                            MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as a U.S. Lender


                             By: /s/ MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                ----------------------------------------
                             Name:
                             Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     NATIONSBANK OF TEXAS, N.A., as a
                                     U.S. Lender


                                     By: /s/  NATIONSBANK OF TEXAS, N.A.
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     ROYAL BANK OF CANADA, as a U.S. Lender


                                     By: /s/  ROYAL BANK OF CANADA
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                       BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                       ASSOCIATION, as a U.S. Lender


                       By: BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION
                           ----------------------------------------
                           Name:   J. Stephen Mernick
                           Title:  Senior Vice President





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CIBC INC., as a U.S. Lender


                                     By: /s/ CIBC INC.
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                   SOCIETE GENERALE, SOUTHWEST AGENCY, as a
                                   U.S. Lender



                                   By: /s/ SOCIETE GENERALE, SOUTHWEST AGENCY
                                      ----------------------------------------
                                   Name:
                                   Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                   ABN-AMRO BANK N.V. - HOUSTON AGENCY, as a
                                   U.S. Lender



                                   By: /s/ ABN-AMRO BANK N.V. - HOUSTON AGENCY
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   By: /s/ ABN-AMRO BANK N.V. - HOUSTON AGENCY
                                      ----------------------------------------
                                   Name:
                                   Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                THE BANK OF NOVA SCOTIA, ATLANTA AGENCY, as a U.S. Lender



                                By: /s/ THE BANK OF NOVA SCOTIA, ATLANTA AGENCY
                                   ----------------------------------------
                                Name:
                                Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CHRISTIANIA BANK OG KREDITKASSE, as a
                                     U.S. Lender


                                     By: /s/ CHRISTIANIA BANK OG KREDITKASSE
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     By: /s/ CHRISTIANIA BANK OG KREDITKASSE
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CITIBANK, N.A., as a U.S. Lender


                                     By: /s/  CITIBANK, N.A.
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a U.S. Lender


                             By: /s/  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                ----------------------------------------
                             Name:
                             Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                            UNION BANK OF SWITZERLAND, HOUSTON AGENCY, as a U.S. Lender


                            By: /s/ UNION BANK OF SWITZERLAND, HOUSTON AGENCY
                               ----------------------------------------
                            Name:
                            Title:


                            By: /s/ UNION BANK OF SWITZERLAND, HOUSTON AGENCY
                               ----------------------------------------
                            Name:
                            Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE FIRST NATIONAL BANK OF BOSTON, as a
                                     U.S. Lender


                                     By: /s/ THE FIRST NATIONAL BANK OF BOSTON
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     BANQUE PARIBAS, as a U.S. Lender


                                     By: /s/ BANQUE PARIBAS
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     By: /s/ BANQUE PARIBAS
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                      COLORADO NATIONAL BANK, as a U.S. Lender


                                     By: /s/  COLORADO NATIONAL BANK
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                              THE FUJI BANK, LIMITED - HOUSTON AGENCY, as a U.S. Lender


                             By: /s/ THE FUJI BANK, LIMITED - HOUSTON AGENCY
                                ----------------------------------------
                             Name:
                             Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     UNION BANK OF CALIFORNIA, N.A., as a
                                     U.S. Lender


                                     By: /s/  UNION BANK OF CALIFORNIA, N.A.
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     By: /s/  UNION BANK OF CALIFORNIA, N.A.
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     AUSTRALIAN BRANCH (ARBN 065 752 918), as an
                                     Australian Lender

SIGNED on behalf of              )
THE FIRST NATIONAL BANK OF       )
CHICAGO, AUSTRALIAN BRANCH       )
by its attorney in the           )
presence of:                     )   /s/ THE FIRST NATIONAL BANK OF CHICAGO,
                                     AUSTRALIAN BRANCH
                                     -------------------------------------------
                                     Attorney

                                        W. Walter Green, III,
---------------------------------    -------------------------------------------
Witness                              Print Name

 Francis R. Bradley, III
---------------------------------
Print Name





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE CHASE MANHATTAN BANK (ARBN 074 112
                                     011), as an Australian Lender

SIGNED on behalf of              )
THE CHASE MANHATTAN BANK         )
by its attorney in the           )
presence of:                     )   /s/  THE CHASE MANHATTAN BANK
                                     -------------------------------------------
                                     Attorney

                                      Lori Vetters
---------------------------------    -------------------------------------------
Witness                              Print Name

 Christopher Click
---------------------------------
Print Name





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     J.P. MORGAN AUSTRALIA LIMITED (ACN 004 384
                                     687), as an Australian Lender

SIGNED on behalf of              )
J.P. MORGAN AUSTRALIA LIMITED    )
by its attorney in the           )
presence of:                     )   /s/  J.P. MORGAN AUSTRALIA LIMITED
                                     -------------------------------------------
                                     Attorney


---------------------------------    -------------------------------------------
Witness                              Print Name


---------------------------------
Print Name





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION (ARBN 064 874 531), SYDNEY
                             BRANCH, as an Australian Lender

                             By: /s/ BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION
                                ----------------------------------------
                             Name:   J. Stephen Mernick
                             Title:  Senior Vice President





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CITIBANK, N.A. (ARBN 072 814 058), as an
                                     Australian Lender


                                     By: /s/  CITIBANK, N.A.
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     BANK OF MONTREAL, as a Canadian Lender


                                     By: /s/  BANK OF MONTREAL
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     FIRST CHICAGO NBD BANK, CANADA, as a
                                     Canadian Lender


                                     By: /s/ FIRST CHICAGO NBD BANK, CANADA
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE CHASE MANHATTAN BANK OF CANADA, as a
                                     Canadian Lender


                                     By: /s/ THE CHASE MANHATTAN BANK OF CANADA
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     ROYAL BANK OF CANADA, as a Canadian Lender


                                     By: /s/ ROYAL BANK OF CANADA
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                     Canadian Lender



                                     By: /s/ CANADIAN IMPERIAL BANK OF COMMERCE
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                     THE BANK OF NOVA SCOTIA, as a
                                     Canadian Lender


                                     By: /s/ THE BANK OF NOVA SCOTIA
                                        ----------------------------------------
                                     Name:
                                     Title:





                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]